Exhibit 10.1
Amendment to Employment Agreement
     This Amendment dated as of May 15, 2009 (the “Amendment”) relates to the Employment Agreement dated August 28, 2007 between RXi Pharmaceuticals Corporation (“Employer”) and Stephen J. DiPalma (“Employee”) (the “Agreement”).
     WHEREAS, Employer and Employee entered into the Agreement under which Employee is to serve as Employer’s Chief Financial Officer on the terms set forth in the Agreement;
     WHEREAS, Employer and Employee desire to amend the Agreement as a consequence of the Compensation Committee’s vote to delete subparagraph 5.1(g) from the Agreement;
     NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree with each other that the Agreement shall be amended further, effective as of the date hereof, as follows:
     Changes to Agreement:
     Article 5.1 is hereby amended as follows:
     “Subparagraph 5.1(g) is hereby deleted in its entirety.”
     IN WITNESS HEREOF, the parties hereto have caused this Amendment to be duly executed by authorized representatives as of the day and year indicated above.

RXi PHARMACEUTICALS CORP.			STEPHEN J. DIPALMA

By:			By:

	Name:	Tod Woolf, Ph.D.
	Title:	President and CEO